SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 10, 2003

LAKELAND BANCORP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	33-27312	22-2953275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 Oak Ridge Road, Oak Ridge, New Jersey 07438

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (973) 697-2000

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

As described in Item 9 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

99.1 Press Release of Lakeland Bancorp, Inc. dated April 10, 2003.

Item 9.	Regulation FD Disclosure.

On April 10, 2003, Lakeland Bancorp, Inc. (the “Company”) issued a press release regarding, among other things, results for the three months ended March 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations for the three months ended March 31, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” or the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND BANCORP, INC.

By:	/S/ ROGER BOSMA
Roger Bosma President and Chief Executive Officer

Dated: April 10, 2003

EXHIBIT INDEX

Exhibit 99.1 – Press release, dated April 10, 2003.